UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          December 31, 2014

ML BLUETREND FUTURESACCESS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-53794	26-2581977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
250 Vesey Street, 11th Floor
New York, NY 10080
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:  (609) 274-5838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a)(1) ML BlueTrend FuturesAccess LLC (the “Registrant”), Merrill Lynch Alternative Investments LLC (“MLAI”) and BlueCrest Capital Management  Limited (the “Original Trading Advisor”) are parties to an Amended and Restated Advisory Agreement dated as of January 25, 2010, as amended by an Amendment dated as of May 3, 2011, as novated and amended by a Novation and Amendment  Agreement dated July 31, 2014 (the “Advisory Agreement”).  MLAI is the sponsor and manager of the Registrant.  Pursuant to the Original Advisory Agreement, the  Trading Advisor provides commodity trading advisory services for the Registrant, and  directs the trading activities of the Registrant.

On December 31, 2014, the Registrant, MLAI, the Original Trading Advisor and Systematica Investments Limited (the “New Trading Advisor”) entered into a Novation and Amendment Agreement (the “Novation and Amendment”).

(2)   (i)  Pursuant to the Novation and Amendment, on the Effective Date (defined below):  (x) the New Trading Advisor will be substituted for the Original Trading Advisor under the Advisory Agreement; and (y) the New Trading Advisor will assume all the liabilities of the Original Trading Advisor arising under the Advisory Agreement, whether in relation to matters arising before or after the Effective Date, and the Registrant and MLAI will release the Original Trading Advisor from all claims and liabilities under the Advisory Agreement. The New Trading Advisor entered into the Novation and Amendment solely in its capacity as general partner of Systematica Investments LP.

 The “Effective Date” means the later of 12:00 a.m. London time on January 1, 2015 and the date as of which the New Trading Advisor has obtained  all applicable legal, regulatory or other licenses, authorizations, registrations, consents and/or approvals as may be necessary to enable the New Trading Advisor to perform its obligations under the Advisory Agreement (as novated by the Novation and Amendment).

(ii) The Novation and Amendment amends the Advisory Agreement to permit the New Trading Advisor to delegate any of its duties and obligations under the Advisory Agreement to any of its duly appointed affiliated sub-investment managers (each a “Trading Advisory Subsdiary”), including, but not limited to, Systematica Investments Jersey Limited;  provided that the New Trading Advisor shall act in good faith and shall exercise reasonable skill and care in the selection, use and monitoring of the Trading Advisor Subsidiary. The Trading Advisor Subsidiary may sub-delegate any of its duties and obligations to any of its duly appointed sub-investment managers, including, but not limited to: (i) BlueCrest Capital Management Guernsey L.P. (operating solely through its Geneva branch); (ii) BlueCrest Capital Management (Singapore) Pte. Ltd.; and (iii) Systematica Investments GP Limited, as general partner of Systematica Investments Guernsey LP (operating solely through its Geneva branch).

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1.
Novation and Amendment Agreement dated January 1 2015, among BlueCrest Capital Management Limited, ML BlueTrend FuturesAccess LLC,  Merrill Lynch Alternative Investments LLC and Systematica Investments Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML BLUETREND FUTURESACCESS LLC

By: Merrill Lynch Alternative Investments LLC
Its: Manager

By:	/s/ Barbra E. Kocsis
	Name:	Barbra E. Kocsis
	Position:	Chief Financial Officer

Date:  January 7, 2015

ML BLUETREND FUTURESACCESS LLC

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

10.1.
Novation and Amendment Agreement dated January 1, 2015, among BlueCrest Capital Management Limited, ML BlueTrend FuturesAccess LLC,  Merrill Lynch Alternative Investments LLC and Systematica Investments Limited.